UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2013

Friedman Industries, Incorporated

(Exact name of registrant as specified in its charter)

Texas	1-07521	74-1504405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19747 Hwy 59 N., Suite 200 Humble, Texas		77338
(Address of principal executive offices)		(Zip Code)

713-672-9433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective August 29, 2013, Ben Harper retired from his position as Senior Vice President – Finance and Secretary/Treasurer of Friedman Industries, Incorporated (the “Company”). Mr. Harper will remain an employee of the Company and will serve as Vice President.

Also effective as of August 29, 2013, Alex LaRue, age 27, was elected by the Board of Directors of the Company as Assistant Vice President, Secretary and Treasurer and will now serve as the Company’s principal accounting officer. Mr. LaRue joined the Company in June 2011 and has served as the Controller of the Company’s Texas Tubular Products division. Prior to joining the Company, Mr. LaRue spent three years working for the accounting firms of Jaynes, Reitmeier, Boyd, & Therrell, P.C. and Curtis Blakely & Co. P.C. where he provided audit and accounting services to companies in the manufacturing, insurance, finance and telecommunication industries. He holds a Bachelor’s Degree in Business Administration from Baylor University and is a Certified Public Accountant.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 29, 2013, the Company held its Annual Meeting of Shareholders. At the meeting, the shareholders voted on the election of seven directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. The seven nominees of the Board of Directors of the Company were elected at the meeting. The number of shares voted for and withheld with respect to each of the nominees were as follows:

Nominee	Shares Voted For	Shares Withheld
William E. Crow	3,792,252	198,519
Durga D. Agrawal	2,401,629	1,589,142
Charles W. Hall	2,256,708	1,734,063
Alan M. Rauch	3,806,995	183,776
Max Reichenthal	3,815,872	174,899
Joel Spira	3,646,493	344,278
Joe L. Williams	2,383,582	1,607,189

The shareholders also voted on the following non-binding, advisory resolution regarding the compensation of the Company’s executive officers: “Resolved, that the shareholders approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s 2013 proxy statement pursuant to the disclosure rules of the U.S. Securities and Exchange Commission (which disclosure includes the Summary Compensation Table and the other executive compensation tables and related discussion).” The number of the shares that were voted for, voted against, or abstained from voting on the approval of the non-binding, advisory resolution regarding the compensation of the Company’s executive officers are as follows:

Shares
For	3,829,192
Against	94,199
Abstain	67,377

The shareholders also voted on a non-binding, advisory proposal regarding whether the non-binding shareholder advisory vote on executive compensation should occur every one, two or three years. The number of the shares that were voted for every one year, two years or three years, or abstained from voting on the non-binding, advisory proposal regarding the frequency of the non-binding shareholder advisory vote on executive compensation are as follows:

Shares
1 Year	3,765,862
2 Years	56,777
3 Years	114,922
Abstain	53,207

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2013

FRIEDMAN INDUSTRIES, INCORPORATED

By:	/s/ Alex LaRue
Alex LaRue Assistant Vice President, Secretary and Treasurer